Exhibit 10.6

Addendum I

to

Quota Share Agreement
(Effective January 1, 2002)

Among

COAST NATIONAL INSURANCE COMPANY (“Coast National”)
SECURITY NATIONAL INSURANCE COMPANY (“Security National”)
BRISTOL WEST INSURANCE COMPANY (“Bristol”)
BRISTOL WEST CASUALTY INSURANCE COMPANY (“Bristol”)
(hereinafter collectively referred to as the “Company”)

and

ALEA London Ltd.
London, England
(hereinafter referred to as the “Reinsurer”)

It is understood and agreed by the parties hereto that effective November 1, 2003, Article 8 Section B. is amended to read as follows:

ARTICLE 8-REINSURANCE PREMIUM

B.             The Company’s aggregate total maximum Subject Net Premium for Underwriting Years 2002, 2003 and 2004 shall be $450,000,000; $725,000,000; and $863,500,000, respectively.  As respects, Security National, the maximum Subject Net Premium for Underwriting Years 2002, 2003 and 2004, shall be $50,000,000; $65,000,000; and $80,000,000, respectively.  However, for purposes of determining the Maximum Subject Net Premium for Security National, the Florida “credit business” premium shall not be included.  For Policies written in the State of Texas, the maximum Subject Net Premium for Underwriting Years 2002, 2003 and 2004, shall be $20,000,000; $35,000,000; and $45,000,000, respectively.

Nothing herein contained shall alter, vary or extend any provision or condition of this Contract other than as above stated.

In Witness Whereof, the parties hereto have caused this Addendum I to be signed in duplicate by their duly authorized representatives.

Anaheim, California, this day of in the year 2003.

/s/ Alexis S. Oster
Coast National Insurance Company

Davie, Florida, this day of in the year 2003.

/s/ Alexis S. Oster
Security National Insurance Company

Philadelphia, Pennsylvania, this day of in the year 2003.

/s/ Alexis S. Oster
Bristol West Insurance Company

Independence, Ohio, this day of in the year 2003.

/s/ Alexis S. Oster
Bristol West Casualty Insurance Company

London, this day of in the year 2003.

Graeme Brydon
ALEA London Ltd.